Advanced Purchase Of Miles	12 Months Ended
Dec. 31, 2012
Advanced Purchase Of Miles

NOTE 19—ADVANCED PURCHASE OF MILES

United previously sold frequent flyer miles to Chase which United recorded as Advanced Purchase of Miles. United has the right, but is not required, to repurchase the pre-purchased miles from Chase during the term of the agreement. The balance of pre-purchased miles is eligible to be allocated to MileagePlus members’ account by 2017. The Co-Brand Agreement contains termination penalties that may require United to make certain payments and repurchase outstanding pre-purchased miles in cases such as United’s insolvency, bankruptcy or other material breaches. The Company has recorded these amounts as advanced purchase of miles in the liabilities section of the Company’s consolidated balance sheets.

The obligations of UAL, United and Mileage Plus Holdings, LLC to Chase under the Co-Brand Agreement are joint and several. Certain of United’s obligations under the Co-Brand Agreement in an amount not more than $850 million are secured by a junior lien in all collateral pledged by United under its Amended Credit Facility. All of United’s obligations under the Co-Brand Agreement are secured by a junior lien in all collateral pledged by United to secure its Senior Notes due 2015. United also provides a first priority lien to Chase on its MileagePlus assets to secure certain of its obligations under the Co-Brand Agreement and its obligations under the new combined credit card processing agreement among United, Paymentech, LLC and JPMorgan Chase. After Continental’s OnePass Program termination in March 2012, certain of the OnePass Program assets were added as collateral to the Co-Brand Agreement. As a result of this termination, all OnePass related assets and liabilities were transferred from Continental to United Air Lines, Inc.